Exhibit 10.202


                        RECEIVABLES PURCHASE AGREEMENT

      THIS RECEIVABLES  PURCHASE  AGREEMENT (this  "Agreement") is entered into
         as  of  June  30,   1999,   by  and   between   LITCHFIELD   FINANCIAL
         CORPORATION, a Massachusetts corporation with its chief executive office at 430 Main Street, Williamstown, Massachusetts 01267
         ("Seller") and FIRST MASSACHUSETTS BANK, N.A. a national banking association with a place of business located at 99 West Street, Pittsfield, Massachusetts 01201(the "Purchaser").

      WHEREAS,  the  Seller  now owns the  consumer  receivables  specified  on
Schedule 1 hereto (the "Receivables") representing purchase money indebtedness of purchasers (each a "Consumer") of fee simple interests in real property (each a "Property");

      WHEREAS,   the   Receivables   were  acquired  by  the  Seller  from  the
originators of the Receivables (each an "Originator");

      WHEREAS, the Seller desires to sell the Receivables to the Purchaser in accordance with the terms and conditions of this Agreement;

      WHEREAS, the Purchaser desires to purchase the Receivables from the Seller in accordance with the terms and conditions of this Agreement; and

      WHEREAS, the Purchaser desires to engage the Seller to service the Receivables upon the sale of the Receivables to the Purchaser and the Seller desires to perform such services;

      NOW  THEREFORE,  for  and in  consideration  of the  foregoing,  and  the covenants and agreements hereinafter set forth and other good and valuable consideration, the legal adequacy and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, hereby agree:

      1.   Definition   of   Receivable;   Sale  and   Purchase  of  Eligible
Receivables. (a) As used herein, the term "Receivable" shall mean with respect to each Receivable specified on Schedule 1 hereto: each and every promissory note, instrument, installment sales contract, contract for deed, purchase contract, or other evidence of indebtedness executed and delivered by the Consumer or any other Obligor (as defined in paragraph 4 below) to evidence the obligation to repay indebtedness, each mortgage, deed of trust, or other security instrument, if any, creating a first lien on the related Property (each a "Mortgage"), each other instrument, document, guarantee, contract, or agreement of whatever nature evidencing or securing the indebtedness of the Consumer and each other Obligor incurred in connection with the purchase of a Property, all guarantees or reserves provided by Originators securing the Receivables, and all payments, revenues, proceeds, property, contract rights, general intangibles, claims, powers, benefits and remedies arising from, or in any way related to, any of the foregoing.

      (b) Subject to the terms and conditions of this Agreement, the accuracy of all representations and warranties of the Seller contained herein, and the payment of the Purchase Price (as defined in Paragraph 3 below) by the
Purchaser to the Seller on the Closing Date (as defined in Paragraph 2 below), the Seller hereby agrees to sell to the Purchaser, and the Purchaser hereby agrees to purchase from the Seller, the Receivables.

      2. Closing Date; Conditions Precedent to Purchase of Receivables. The "Closing Date" with respect to the Receivable shall be the date on which the purchase and sale of the Receivables shall occur and be funded. As a condition to closing, the Seller shall have delivered to the Purchaser or its designee or collateral agent the documents with respect to each Receivable specified on Schedule A hereto.

      In addition, the obligation of the Purchaser to purchase the Receivables is subject to the fulfillment of each of the following conditions:

      (a) all Receivable Documents (as defined in paragraph 4 below) shall be in form and substance satisfactory to the Purchaser and shall have been duly executed by all parties thereto, with the signatures properly notarized and the instruments in proper form for recordation, as required, and, where applicable, shall have been recorded; provided that the Seller shall have (i) 15 days from the Closing Date to deliver to the Purchaser the original files comprising the Receivable Documents and (ii) 90 days from the Closing Date to have filed in the appropriate recording office(s) any executed assignments necessary for assigning the Receivables or the Receivable Documents to the Purchaser;

      (b) all representations and warranties of the Seller contained herein shall be true and correct as of the Closing Date; and

      (c)  the  Seller  shall  be  in  compliance   with  all  of  its  duties,
obligations and covenants contained herein.

      3. Purchase Price. The purchase price (the "Purchase Price") for each Receivable shall be the outstanding principal amount of the Receivable on the Closing Date. The Purchase Price shall be paid by the Purchaser to the Seller in immediately available funds on the Closing Date. In addition, on and after the Closing Date the Seller shall be entitled to a deferred purchase price (the "Deferred Purchase Price") payable in arrears on the 25th business day of each month equal to the aggregate remaining cash collections from the
Receivables in the previous calendar month (each a "Remittance Period," provided that the first Remittance Period shall commence on the Closing Date and end on July 31, 1999) after payment to the Purchaser of (i) the greater of (A) all principal collected in respect of the Receivables during the Remittance Period or (B) all scheduled principal payments due to be paid in respect of the Receivables during the Remittance Period and (ii) interest accrued on the outstanding principal balance of the Receivables during the Remittance Period at a rate equal to the LIBOR Rate plus 180 basis points (the "Pass-through Rate") (the foregoing required payment to the Purchaser on each Remittance Date is referred to herein as the "Required Monthly Payment"). As used herein "LIBOR Rate" shall mean the rate published in The Wall Street Journal under "Money Rates" (or if such publication shall cease to publish such rate, then the rate published in such other nationally recognized publication as the Purchaser may from time to time specify) as the average of the interbank offered rates for U.S. Dollar deposits in the London interbank market for a term of 90 days, based on quotations at 5 major banks. The LIBOR Rate for each day of a Remittance Period shall be the rate so published on the first business day of such Remittance Period.

      Payment to LFC of the Deferred Purchase Price on any Remittance Date shall be subordinate to the payment to the Purchaser of the Required Monthly Payment on such Remittance Date. In the event collections on the Receivables during any Remittance Period are insufficient to pay the Required Monthly Payment on the related Remittance Date after giving effect to the subordination of the Deferred Purchase Price, the Seller shall advance such shortfall to the Purchaser. Any such advance shall be reimbursed to the Seller on subsequent Remittance Dates prior to payment of the Required Monthly Payment on such Remittance Date. The Seller's repurchase obligation in Paragraph 7 hereof shall be reduced to the extent of any unreimbursed advances.

      4. Representations and Warranties. To induce the Purchaser to execute this Agreement and to purchase the Receivables, the Seller makes the following warranties and representations to the Purchaser and its successors and assigns, each of which is true and correct as of the date of this Agreement and on and as of the Closing Date, with the understanding that all of the warranties and representations contained herein shall survive each closing of the purchase and sale of Receivables hereunder:

      (a) With respect to each Receivable:

      (i) each promissory note, instrument, installment sales contract, contract for deed, purchase contract, or other evidence of indebtedness evidencing the obligation to repay indebtedness, each Mortgage, if any, and each other instrument, document, guarantee, contract, or agreement of whatever nature evidencing or securing each Receivable (each of the foregoing a "Receivable Document") has been duly executed and/or endorsed by the Consumer and/or any other person or entity that is or who may become obligated under the Receivable whether as the maker or guarantor (each an "Obligor"). All recordings or filings required to effectively assign all right, title and interest in and to the Receivable to the Purchaser have been recorded or filed or will be filed and recorded during the 90 day period referred to in Paragraph 2(a)(ii) above. Each Receivable Document represents the genuine, legal, valid and binding obligation of each Obligor, enforceable against each Obligor by the holder of the Receivable in accordance with its terms. Each party to the Receivable Documents had legal capacity to enter into the Receivable and to execute and deliver the Receivable Documents. No fraud, omission, misrepresentation or similar occurrence with respect to a Receivable has taken place on the part of any person;

      (ii) the Receivable is not and will not be subject to any right of rescission, set-off, recoupment, counterclaim or defense, including the defense of usury, whether or not arising out of transactions relating to the Receivable, and no Obligor has asserted either orally or in writing any illegality, breach, defense, set-off or counterclaim or otherwise disputed, contested or repudiated the Receivable or the related Property;

      (iii) immediately prior to the purchase by the Purchaser, the Seller is the sole owner of the Receivable, and the Seller has good, indefeasible and marketable title thereto, and has full right to transfer and sell the
Receivable to the Purchaser, free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Receivable pursuant to this Agreement. Upon the sale of each Receivable, the Seller will have transferred and conveyed good, indefeasible and marketable title in and to such Receivable to the Purchaser free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim, or security interest;

      (iv) the related Mortgage, if any, secures and creates a first lien on an estate in fee simple in real property and is a valid, subsisting and enforceable first lien on the related Property, and the Property is not subject to any other lien, mortgage, security interest claim or encumbrance. The related Property has not been released from the lien of the Mortgage, in whole or in part, except in consideration of principal payments which are reflected in the principal balance of the Receivable;

      (v) the solicitation, origination and servicing of the Receivable did not, and the terms and conditions of the Receivable as of any date do not and will not, contravene or violate any applicable laws, rules or regulations (including, without limitation, laws, rules and regulations relating to usury, consumer protection, truth in lending, fair credit billing, fair credit reporting, real estate settlement procedures, disclosure, equal credit opportunity, fair debt collection practices and privacy) and no party to the related Receivable Documents is in violation of any such law, rule or regulation. At the time of origination of the Receivable, the Originator was qualified to transact business and in good standing in the jurisdiction in which the Receivable was originated;

      (vi) the Receivable is denominated and payable in United States dollars in the United States and relates to a Property located in the United States;

      (vii) no payment, in whole or in part, on the Receivable is more than 30 days contractually past due;

      (viii) the Receivable was originated by the related Originator in the ordinary course of its business and the Originator and the Seller have fulfilled all of their obligations in respect thereof. The Receivable evidences a purchase money obligation incurred by the Consumer solely for the purpose of financing the Consumer's purchase of the related Property;

      (ix) the Receivable is required to be paid pursuant to the terms of the related Receivable Documents, has not been paid in full or been compromised, adjusted, extended, re-negotiated, released, cancelled, satisfied, subordinated, rescinded or modified, and is not subject to compromise, adjustment, extension, satisfaction, subordination, rescission, or modification. The Seller has not waived the performance by any Obligor of any action, if the Obligor's failure to perform such action would cause the Receivable to be in default, nor has the Seller waived any default resulting from any action or inaction by the Obligor;

      (x) there are no  proceedings  or  investigations  pending or  threatened
(a) asserting the invalidity of the Receivable or (b) seeking to enforce the payment of the Receivable or (c) involving the condemnation or public taking of the Property related to the Receivable;

      (xi)  no   Obligor  is  subject   to  any   bankruptcy,   insolvency   or
reorganization law or proceeding;

      (xii) the Mortgage, if any, contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the related Property of the benefits of the security provided thereby. There is no homestead or other exemption available to a Consumer that would interfere with the right to sell the related Property at a trustee's sale or the right to foreclose the Mortgage;

      (xiii) each Obligor is a natural person and citizen of the United States or Canada and meets the Seller's creditworthiness standards; and

      (xiv) To the best of the Seller's  knowledge  the related  Property  does not possess the presence of Hazardous Materials and neither the current nor any proposed operation of the Property is likely to cause the production or location upon the Property of Hazardous Materials. As used herein, "Hazardous Materials" means (a) those substances as defined as "hazardous substances," "hazardous materials," "toxic substances," or "solid waste" in CERCLA, RCRA, and the Hazardous Materials Transportation Act, 49 U.S.C.
Section 1801 et. seq., and in the  regulations  promulgated  pursuant  thereto;
(b) those substances designated as a "hazardous substance" under or pursuant to the Federal Water Pollution Control Act, 33 U.S.C. S1257, et seq., and in the regulations promulgated pursuant thereto; (c) those substances listed in the United States Department of Transportation Table (40 CFR 172.101 and
amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and amendments thereto); and (d) such other substances and materials classified as hazardous or toxic under any local, state or federal law or regulation;

      (b) The Seller is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state wherein it owns or leases any material properties if the laws of such state require licensing or qualification  in order  to  conduct  business  of the  type  conducted  by the
Seller, and in any event the Seller and its business and operations are in full compliance with all applicable federal, state and local laws and regulations; the Seller has the full power, authority and legal right to hold, transfer and convey the Receivables and to execute and deliver this Agreement and to perform its obligations hereunder; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action; this Agreement and all agreements contemplated hereby have been duly executed and delivered and constitute the valid, legal, binding and enforceable obligations of the Seller, regardless of whether such enforcement is sought in a proceeding in equity or at law; and all requisite corporate action has been taken by the Seller to make this Agreement and all agreements contemplated hereby valid and binding upon the Seller in accordance with their terms;

      (c) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Seller, and the transfer, assignment, and conveyance of the Receivables by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

      (d) Neither the execution and delivery of this Agreement, the sale of the Receivables to the Purchaser, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Seller's organizational documents or any legal restriction or any agreement or instrument to which the Seller is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject, or result in the creation or imposition of any lien, charge or encumbrance that would have an adverse effect upon any of its properties pursuant to the terms of any mortgage, contract, deed of trust or other instrument, or impair the ability of the
Purchaser  to  realize  on  the   Receivables   or  impair  the  value  of  the
Receivables;

      (e) There is no action, suit, proceeding, or investigation pending or threatened against the Seller which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller, or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted, or in any material liability on the part of the Seller, or which would draw into question the validity of this Agreement or the Receivables or of any action taken or to be taken in connection with the obligations of the Seller contemplated herein, or which would be likely to impair materially the ability of the Seller to perform under the terms of this Agreement;

      (f) No consent of any other party and no consent, approval, authorization or order of, or registration or filing with, or notice to any court or governmental agency or body is required for the execution, delivery or performance by the Seller of or compliance by the Seller with this Agreement or the sale of the Receivables or the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the Closing Date;

      (g) All information heretofore or contemporaneously herewith furnished by the Seller to the Purchaser for the purposes of or in connection with this Agreement or any related document or any transaction contemplated hereby or thereby is, and all information hereafter furnished by or on behalf of the Seller to the Purchaser will be, true and accurate in every material respect on the date as of which such information is dated or certified; and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading;

      (h) The Seller has delivered to the Purchaser such financial information as requested by the Purchaser (including audited or unaudited financial  statements).  All  such  financial  statements  fairly  present  the pertinent results of operations and changes in financial position for each of the periods requested and the financial position at the end of each such period of the Seller and its subsidiaries and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as set forth in the notes thereto. There has been no material adverse change in the business, operations, financial condition, properties or assets of the Seller since the date of the Seller's financial statements delivered to the Purchaser;

      (i) The Seller has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Receivables;

      (j) The Seller understands and agrees that the Purchaser, without independent investigation, is relying upon the above representations and warranties in purchasing the Receivables from the Seller. The Seller further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as the Receivables shall be paid in full.

      5. Protective Covenants. So long as any of the Receivables remain outstanding, the Seller shall:

      (a) Take no actions which are inconsistent with the Purchaser's purchase of the Receivables hereunder and take all actions as may reasonably be
requested  to  further  prove  and  demonstrate   the  Purchasers   definitive
purchase and the Seller's definitive sale of the Receivables hereunder;

      (b) Upon the request of the Purchaser, execute or cause the execution, acknowledgment and delivery of such further instruments (including, without limitation, declarations of no set-off) and do such further acts as may be necessary, desirable or proper to carry out more effectively or otherwise further the purposes of this Agreement;

      (c) Not take any action with respect to any Receivable which is inconsistent with the provisions and the purpose of this Agreement; and

      (d) Not solicit any Customer to refinance any performing Receivable.

      6. Repurchase Obligation. All Receivables purchased by the Purchaser hereunder are sold by the Seller to the Purchaser subject to the right of the Purchaser to require the Seller to repurchase at the Repurchase Price (as hereinafter defined) (i) any Receivable for which the Seller has breached any representation or warranty contained in paragraph 4(a) (each an "Ineligible Receivable") and (ii) any Receivable which at any time becomes more than one hundred and twenty (120) days contractually past due or which at any time becomes more than ninety (90) days contractually past due with respect to which no payment has been made in the preceding 90 days (each a "Defaulted Receivable"). The obligation of the Seller to purchase Defaulted Receivables shall be limited to 10% of the principal balance of the Receivables at the Closing Date (subject to reinstatement in the amount of any recovery proceeds received by the Seller from the liquidation of any Defaulted Receivables repurchased by the Seller). Immediately upon any Receivable becoming an Ineligible Receivable or a Defaulted Receivable, the Seller shall repurchase the Ineligible Receivable or Defaulted Receivable at a price (the "Repurchase Price") equal to the then outstanding principal amount of the related Receivable together with all accrued and unpaid interest accrued at the Pass-through Rate to the date of repurchase. The Seller shall have thirty
(30) days after the date of notice by the Purchaser to repurchase an Ineligible Receivable or Defaulted Receivable. Upon the repurchase of any Ineligible Receivable or Defaulted Receivable hereunder, the Purchaser shall convey and transfer back to the Seller, without recourse or warranty of whatever nature, the Ineligible Receivable or Defaulted Receivable.

      7.  Servicing.   (a)  The Purchaser hereby engages and authorizes the
Seller to service and administer the Receivables in accordance with the terms of this Paragraph 7. The Seller agrees that (i) its servicing of the Receivables shall be carried out in accordance with the Seller's credit criteria and prudent, customary and usual procedures of financial institutions which service assets similar to the Receivables and, (ii) to the extent more exacting, the procedures which the Seller would use if the Receivables were beneficially owned by the Seller. The Seller, and its officers, employees, and agents and representatives shall be responsible for servicing of the Receivables, including, without limitation, the processing, application and collection of payments due under the Receivable, the accounting functions with regard to the Receivables, and such other administrative actions as the Seller and the Purchaser shall deem necessary and desirable.

      (b) Subject to the provisions herein, the Seller shall have full power and authority, acting alone and subject only to the specific requirements and prohibitions of this Paragraph 7, to do and take any and all actions, or to refrain from taking any such actions and to do any and all things in connection with such servicing and administration which it may deem necessary or desirable, including, without limitation, calculating and compiling information required in connection with any report to be delivered pursuant to this Paragraph 7. Without limiting the generality of the foregoing, but subject to the provisions of this Paragraph 7, the Seller is hereby authorized and empowered by the Purchaser on behalf of and for the benefit of the Purchaser (i) to execute and deliver, in the Seller's own name, on behalf of the Purchaser, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables, including, without limitation, consenting to sales, transfers or encumbrances of the collateral or assignments and assumptions of the Receivable Documents, all in accordance with the terms of the Receivables and the Receivable Documents, (ii) take any and all actions or refrain from taking any action to enforce, foreclose upon, exercise any right, remedy or privilege in respect of, manage, administer, settle, compromise, or amend, modify, supplement, otherwise deal with the Receivables and the Receivable Documents and (iii) grant or withhold consent or approvals under the Receivables and the Receivable Documents, including, without limitation (A) the right to approve any amendment, modification (including any modification to any Receivable having a balloon principal payment to provide for monthly amortization payments), or waiver of any provision of the Receivable Documents; (B) controlling of the collection and enforcement of the Receivable Documents or realization thereon by suit, foreclosure, set-off, or otherwise; (C) consulting with legal counsel (including counsel for the Obligor), independent public accountants and other experts; (D) the employing of agents and attorneys-in-fact; (E) inspection of the subject real property; (F) the disbursement of insurance proceeds for the repair of damaged property; (G) the performance of such other matters as the
Seller may deem necessary.   Notwithstanding the foregoing, the Purchaser
shall be notified of any proposed material modification to the terms of a Receivable covered by this Agreement and such a material modification may be made only if the Purchaser consents to such material modification.

      (c) In connection with its servicing and administration of the Receivables, the Seller will provide the Purchaser with periodic reports in a form agreeable to the Purchaser. Such reports will be delivered on such periodic basis as will be agreed by the parties from time to time, but in no event less often than monthly.

      (d) After the occurrence of an event of default under a Receivable, or an event which with the lapse of time would be an event of default under a Receivable, the Purchaser shall be notified of such event and shall have the right, but not the obligation, to administer, manage, perform, and enforce the terms of such Receivable and the related Receivable Documents (including, without limitation, the right to foreclose on any Mortgage securing such loan and security). The Purchaser may exercise such rights directly or indirectly, by directing the Seller as to the desired course of action with regard to such Receivable, or employ others to do so. The Purchaser shall not have the foregoing rights with respect to Receivables that have been repurchased by the Seller.

      (e) The Seller's and the Purchaser's obligations hereunder shall terminate with respect to a Receivable at the close of business at the earliest of (i) the date that the obligations of the Obligor to make payments or perform with respect to a Receivable shall have been irrevocably satisfied in full in accordance with the terms of the Receivable Documents and all obligations under this Agreement are satisfied; or (ii) the repurchase of a Receivable by Seller in accordance with Section 6 hereof (except for the obligation to reinstate the Seller's repurchase obligation under Paragraph 6 hereof in the event of any recoveries in respect of such Receivable) or (iii) with respect to each Receivable, the Purchaser's assignment of its interest in the Receivable; provided, however, this Agreement shall remain in full force and effect with respect to the remaining Receivables. The parties may also terminate this Agreement at any time upon mutual agreement.

      (f) The Seller, in its capacity as servicer, shall have the right to purchase all, but not less than all, of the Receivables at any time after which the outstanding principal amount of the Receivables is equal to or less than 10% of the outstanding principal balance of the Receivables on the Closing Date. The purchase price for such Receivables shall be the Repurchase Price on the date of purchase.

      8. Relationship of Parties. The relationship between the Seller and the Purchaser is and shall be that of a seller and purchaser, not a debtor-creditor relationship. Neither this Agreement nor the performance hereof shall be deemed as creating a joint venture or a partnership between the Seller and the Purchaser or any employer-employee, agency or other relationship of any nature. Each transfer of a Receivable to the Purchaser hereunder constitutes an outright sale and assignment, negotiated at arm's length, by the Seller to the Purchaser of all of the Seller's legal and equitable ownership interest in such Receivable and in no way shall any such transfer be construed as an extension of credit by the Purchaser to the Seller or any Obligor. The Purchaser does not in any respect assume or incur any obligation, liability or tax of the Seller with respect to the Receivables or otherwise.

      9. Notices. Any notice, approval, consent or other communication under this Agreement shall be in writing and shall be considered given when (1) delivered personally, or (2) mailed by registered or certified mail, return receipt requested or (3) transmitted by telecopy with a confirming copy sent by overnight mail or courier service to the parties at the addresses indicated below (or at such other address as a party may specify by notice to the others pursuant hereto). Notice given by a party's counsel shall be considered notice given by that party.

           (a)  If to the Seller, to it at:

                Litchfield Financial Corporation
                430 Main Street
                Williamstown, MA 01267
                Attention:  James Shippee
                Telecopier No. 413-458-1015

           (b)  If to the Purchaser, to it at:

                First Massachusetts Bank
                99 West Street
                Pittsfield, MA 01201
                Attention:  Richard Henderson
                Telecopier No. 413-442-6983


           (c)  In each, with a copy to:

                Cain, Hibbard, Myers & Cook, PC
                66 West Street
                Pittsfield, MA 01201
                Attention: Michael E. MacDonald, Esquire
                Telecopier No. 413-443-7694

                     and

                Litchfield Financial Corporation
                430 Main Street
                Williamstown, MA 01267
                Attention:  John J. Malloy, Esquire
                Telecopier 413-458-1015


      10. Rights of the Purchaser. The Seller shall, upon the request of the Purchaser or the Purchaser's assigns, do everything reasonably necessary or advisable to put the Purchaser in a position to enforce the payment of all Receivables and security interests or instruments covered by this Agreement (including the execution of separate endorsements and assignments) or to exercise all other rights and remedies that the Seller would have with respect to the Receivables and security interests or instruments but for their purchase by and assignment to the Purchaser.

      11. Intention as True Sale. It is the express intention of the parties hereto that the sale and purchase of Receivables hereunder is to absolutely be categorized as a true sale of the Receivables rather than a conveyance as security for the repayment of indebtedness. However, to the extent that the transfers described herein are subsequently determined or found not to be a sale under applicable law, it is fully and completely intended that this agreement shall constitute a security agreement under applicable law and that the Seller does hereby grant to the Purchaser and shall be deemed to have granted to the Purchaser a first priority security interest in (i) all of the Seller's right, title and interest in, to and under the Receivables, including without limitation all payments of interest and principal received by the Seller subsequent to the date of delivery of the Receivables to the Purchaser, (ii) all of the Seller's right, title and interest in, to and under the Receivables Documents related to the Receivables, if any, which are being conveyed and assigned to the Purchaser by the Seller, (iii) all of the Seller's servicing records as they relate to Receivable which are contemporaneously being delivered to the Purchaser by the Seller, (iv) all other property rights of whatever nature being conveyed by the Seller to the Purchaser hereunder, and (v) any interest on or other proceeds from the
foregoing  and  all   replacements  and   substitutions   associated  with  the
foregoing.

      12. No Third-Party Beneficiary. Notwithstanding anything to the contrary contained herein, the parties hereto hereby expressly acknowledge and agree that the terms and provisions set forth in this Agreement are intended to inure solely to the benefit of the parties hereto and their respective successors and assigns.

      13. Entire Agreement; Amendments. This Agreement contains the entire agreement between the parties concerning the sale and purchase of the Receivables, and merges and extinguishes all prior agreements, understandings and negotiations, and no amendments or modifications hereof shall be valid unless they are in writing and signed by all of the parties hereto.

      14.   Assignment;   Binding   Effect.   All  of  the  terms,   covenants,
conditions, representations and warranties hereof shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto.

      15. Interpretation. Whenever the context requires, all words used in the singular will be construed to have been used in the plural, and vice versa, and each gender will include any other gender. All paragraph headings are for convenience only and do not define or limit any terms or provisions. The invalidity or unenforceability of any one or more provisions of this Agreement will in no way affect any other term or provision. This Agreement shall not be construed more strictly against any one party than against any other party, merely by virtue of the fact that it may have been prepared by counsel for one of the parties, it being recognized that all of the parties hereto and their respective counsel have contributed substantially and materially to the preparation of this Agreement.

      16. Choice of Law. This Agreement and the transactions contemplated hereunder shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, without regard to the choice-of-law provisions thereof.

      17. WAIVER OF JURY TRIAL; SUBMISSION TO JURISDICTION. EACH OF THE SELLER AND THE PURCHASER WAIVES ITS RIGHT TO A JURY TRIAL IN THE EVENT OF ANY DISPUTE OR LITIGATION ARISING HEREUNDER OR UNDER ANY RELATED DOCUMENT EXECUTED IN CONNECTION HEREWITH. THE PARTIES HERETO COVENANT AND AGREE THAT THE SOLE AND EXCLUSIVE JURISDICTION AND VENUE FOR ANY AND ALL MATTERS AND DISPUTES ARISING HEREUNDER SHALL OCCUR AND TAKE PLACE IN THE U.S. DISTRICT COURT FOR THE DISTRICT OF MASSACHUSETTS, WESTERN SECTION OR A MASSACHUSETTS STATE COURT LOCATED IN BERKSHIRE COUNTY, MASSACHUSETTS.

      18. Multiple Counterparts. This agreement may be executed in multiple counterparts, each of which, when read collectively, shall constitute a single document.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

                          FIRST MASSACHUSETTS BANK
           _______________
           _______________By: /s/ Richard Henderson
           _______________Title: Vice President

           _______________LITCHFIELD FINANCIAL CORPORATION
           _______________
           _______________By: /s/ John Malloy
           _______________Title: Senior Vice President